Exhibit 99
----------

For Immediate Release
Date:  April 20, 2004
Contact:  Mark D. Bradford, President and Chief Executive Officer,
             Danise C. Alano, Vice President, Marketing Director
             Phone: 800.319.2664
             Fax:  812.331.3445
             WWW:  http://www.monroebank.com


                    Monroe Bancorp Reports Increased Earnings

BLOOMINGTON, Ind., April 20 - Monroe Bancorp, (NASDAQ: MROE), the independent Bloomington-based holding company for Monroe Bank, reported net income of $1,653,000, or $0.27 per basic and diluted common share, for the quarter ended March 31, 2004. This is a 6.8 percent increase over the net income of $1,548,000, or $0.25 per basic and diluted common share for the same period in 2003.

Total assets of the Company as of March 31, 2004 were $597,114,000 compared to $553,420,000 at March 31, 2003, a 7.9 percent increase. Return on equity (ROE) for the three months ended March 31, 2004 was 14.46 percent, compared to 14.00 percent for the first quarter of 2003.

"We had a solid quarter," said Mark D. Bradford, President and Chief Executive Officer. "Aggressive business development efforts produced growth in loans, deposits and many of the Bank's fee-based services. These activities helped to overcome the reduction in gains on the sale of mortgage loans and the decrease in the Company's interest margin."

Reduced refinancing activity affected the Company's mortgage loan production. The Company sells the majority of its fixed rate, single-family mortgages into the secondary market, producing gains during the first quarter of 2004 of $192,000, as compared to $364,000 during the same period in 2003.

The Company listed the following among its first quarter successes:

     o A 22.7 percent increase in income from trust services. Trust fee income totaled $335,000 for the first quarter of 2004, compared to $273,000 for the first quarter of 2003. Trust assets under management grew from $156,800,000 at March 31, 2003 to $202,073,000 at March 31,
          2004.

     o A 22.6 percent increase in fee income from the Company's investment sales efforts. These generated $228,000 of income in the first quarter of 2004 compared to $186,000 for the same period in 2003.

     o An 11.5 percent increase in deposit service fees. Service charges increased to $707,000 during the first quarter of 2004 compared to $634,000 during the first quarter of 2003.

     o A 9.7 percent increase in loans. Loans totaled $440,965,000 at March 31, 2004 compared $401,881,000 as of March 31, 2003.

     o An 8.6 percent increase in deposits. Total deposits grew to $454,488,000 at March 31, 2004, compared to $418,670,000 at March 31,
          2003.

First quarter 2004 earnings also benefited from realized gains on security sales of $132,000 compared to losses of $5,000 during the first quarter of 2003. In addition, the Company reduced the provision for loan losses from $405,000 during the first quarter of 2003 to $330,000 for the first quarter of 2004.

The high priority placed on the resolution of non-performing assets is showing results. Non-performing assets and loans past due 90 days or more totaled $6,763,000 as of March 31, 2004 or 1.13 percent of total assets, compared to $10,194,000 or 1.84 percent of total assets at March 31, 2003.

The Company's common stock price closed at $16.35 on March 31, 2004, up $2.10 or
14.7 percent, from the $14.25 closing price on December 31, 2003.

In September of 2003, the Company announced a stock repurchase plan. As of April 20, 2004, the Company has repurchased a total of 76,900 shares at an average price of $14.69. Of this total, 22,300 shares were repurchased in 2004. Approximately $870,000 remains available for stock purchases out of the $2,000,000 originally approved.

Total noninterest expense increased from $3,705,000 in the first quarter of 2003 to $4,179,000 in the first quarter of 2004. Included in noninterest expense is unrealized appreciation related to the directors' deferred compensation plan in the amount of $74,000 in the first quarter of 2004 and unrealized depreciation of $19,000 for the first quarter of 2003. This unrealized appreciation and depreciation had no effect on net income. Noninterest expense, excluding the effect of the unrealized appreciation and depreciation, grew from $3,724,000 during the first quarter of 2003 to $4,105,000 during the first quarter of 2004, or 10.2 percent. This increase is associated primarily with annual raises and the hiring of key employees for the Company's expansion into Hendricks County. Health insurance cost increases also contributed to the growth in expenses.

The Company will hold its Annual Meeting of Shareholders at 10 a.m., Thursday, April 22, 2004 at the Bloomington/Monroe County Convention Center in downtown Bloomington, Indiana.

About Monroe Bancorp

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with offices in Monroe, Jackson, Lawrence and Hendricks counties. Its wholly owned subsidiary, Monroe Bank, was established in Bloomington, Indiana in 1892, and offers a full range of financial, trust and investment services to its more than 22,000 retail and commercial customers. The Company's common stock is traded on the NASDAQ(R) National Stock Market under the symbol MROE.

See attachment for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

Forward-Looking Statements
--------------------------

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions;
(4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                              -----------------------------------------------------------    -----------------------
                                                                               Quarters Ended                      Years Ended
                                              -----------------------------------------------------------    -----------------------
                                               Mar 2004    Dec 2003    Sept 2003   June 2003   Mar 2003       Dec 2003    Dec 2002
                                              -----------------------------------------------------------    -----------------------
                         BALANCE SHEET *
---------------------------------------------------------------------------------------------------------    -----------------------
Cash and Due from Banks                       $   19,381  $   29,708  $   16,967  $   18,565  $   16,057     $   29,708  $   20,526
---------------------------------------------------------------------------------------------------------    -----------------------
Federal Funds Sold                                    --          --      11,250      18,200      12,700             --          --
---------------------------------------------------------------------------------------------------------    -----------------------
Securities                                       110,615     109,498     102,231     106,573     104,926        109,498     103,779
---------------------------------------------------------------------------------------------------------    -----------------------
Total Loans                                      440,965     424,511     410,151     414,190     401,881        424,511     391,315
---------------------------------------------------------------------------------------------------------    -----------------------
     Loans Held for Sale                           3,079       2,219       4,392       8,131       5,197          2,219       7,417
---------------------------------------------------------------------------------------------------------    -----------------------
     Commercial & Industrial                      85,848      83,017      78,423      79,405      78,569         83,017      78,061
---------------------------------------------------------------------------------------------------------    -----------------------
     Real Estate:
---------------------------------------------------------------------------------------------------------    -----------------------
          Commercial & Residential               263,247     257,327     250,712     255,123     249,253        257,327     238,013
---------------------------------------------------------------------------------------------------------    -----------------------
          Construction & Vacant Land              46,108      40,560      35,306      30,697      28,173         40,559      27,470
---------------------------------------------------------------------------------------------------------    -----------------------
          Home Equity                             23,040      21,044      20,290      20,032      18,964         21,044      17,927
---------------------------------------------------------------------------------------------------------    -----------------------
     Installment Loans                            19,643      20,344      21,028      20,802      21,725         20,344      22,426
---------------------------------------------------------------------------------------------------------    -----------------------
Reserve for Loan Losses                            5,027       5,019       6,246       5,878       4,680          5,019       4,574
---------------------------------------------------------------------------------------------------------    -----------------------
Bank Premises and Equipment                       11,804      11,683      11,586      11,661      11,732         11,683      11,793
---------------------------------------------------------------------------------------------------------    -----------------------
Federal Home Loan Bank Stock                       2,360       2,331       2,302       2,274       2,124          2,331       1,882
---------------------------------------------------------------------------------------------------------    -----------------------
Interest Receivable and Other Assets              17,016      16,551      16,633       8,341       8,680         16,551       8,596
---------------------------------------------------------------------------------------------------------    -----------------------
           Total Assets                       $  597,114  $  589,263  $  564,874  $  573,926  $  553,420     $  589,263  $  533,317
---------------------------------------------------------------------------------------------------------    -----------------------

---------------------------------------------------------------------------------------------------------    -----------------------
Total Deposits                                $  454,488  $  436,683  $  426,571  $  430,336  $  418,670     $  436,683  $  398,567
---------------------------------------------------------------------------------------------------------    -----------------------
     Noninterest Checking                         68,965      73,579      68,742      60,465      62,531         73,579      60,476
---------------------------------------------------------------------------------------------------------    -----------------------
     Interest Bearing Checking & NOW              90,060      97,618      88,421      96,004      78,883         97,618      81,160
---------------------------------------------------------------------------------------------------------    -----------------------
     Regular Savings                              25,679      26,859      25,822      26,830      26,457         26,859      22,459
---------------------------------------------------------------------------------------------------------    -----------------------
     Money Market Savings                         63,008      71,974      72,030      69,903      66,508         71,974      53,865
---------------------------------------------------------------------------------------------------------    -----------------------
     CDs Less than $100,000                      100,512      94,224      95,816      98,347     102,196         94,224      99,930
---------------------------------------------------------------------------------------------------------    -----------------------
     CDs Greater than $100,000                    96,339      62,904      65,541      68,279      71,089         62,904      69,910
---------------------------------------------------------------------------------------------------------    -----------------------
     Other Time                                    9,925       9,525      10,199      10,508      11,006          9,525      10,767
---------------------------------------------------------------------------------------------------------    -----------------------
Total Borrowings                                  90,407     101,872      88,225      94,212      83,858        101,872      85,240
---------------------------------------------------------------------------------------------------------    -----------------------
     Federal Funds Purchased                       6,500       8,900          --          --          --          8,900      10,050
---------------------------------------------------------------------------------------------------------    -----------------------
     Securities Sold Under
---------------------------------------------------------------------------------------------------------    -----------------------
          Repurchase Agreement                    41,345      48,507      43,401      48,340      40,694         48,507      39,158
---------------------------------------------------------------------------------------------------------    -----------------------
     FHLB Advances                                41,934      43,825      44,171      45,207      42,486         43,825      34,956
---------------------------------------------------------------------------------------------------------    -----------------------
     Loans Sold Under Repurchase Agreement           628         640         653         665         678            640       1,076
---------------------------------------------------------------------------------------------------------    -----------------------
Interest Payable and Other Liabilities             5,935       5,333       4,897       4,620       5,908          5,333       5,247
---------------------------------------------------------------------------------------------------------    -----------------------
          Total Liabilities                      550,830     543,888     519,693     529,168     508,436        543,888     489,054
---------------------------------------------------------------------------------------------------------    -----------------------
Shareholders Equity                               46,284      45,375      45,181      44,758      44,984         45,375      44,263
---------------------------------------------------------------------------------------------------------    -----------------------
          Total Liabilities and Shareholders'
               Equity                         $  597,114  $  589,263  $  564,874  $  573,926  $  553,420     $  589,263  $  533,317
---------------------------------------------------------------------------------------------------------    -----------------------

---------------------------------------------------------------------------------------------------------    -----------------------
Book Value Per Share                          $     7.65  $     7.49  $     7.41  $     7.33  $     7.37     $     7.49  $     7.25
---------------------------------------------------------------------------------------------------------    -----------------------
End of Period Shares Outstanding               6,052,649   6,054,526   6,097,101   6,106,467   6,105,151      6,054,526   6,103,869
---------------------------------------------------------------------------------------------------------    -----------------------

* period end numbers

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                        ---------------------------------------------------    ------------------
                                                                          Quarters Ended                          Years Ended
                                                        ---------------------------------------------------    ------------------
                         INCOME STATEMENT               Mar 2004  Dec 2003   Sept 2003 June 2003  Mar 2003     Dec 2003  Dec 2002
-----------------------------------------------------------------------------------------------------------    ------------------
Interest Income                                         $  6,903  $  6,885   $  6,976  $  7,046   $  7,025     $ 27,932  $ 29,786
-----------------------------------------------------------------------------------------------------------    ------------------
Interest Expense                                           2,031     2,058      2,142     2,287      2,305        8,792    11,048
-----------------------------------------------------------------------------------------------------------    ------------------
Net Interest Income                                        4,872     4,827      4,834     4,759      4,720       19,140    18,738
-----------------------------------------------------------------------------------------------------------    ------------------
Loan Loss Provision                                          330       405        405     2,705        405        3,920     1,762
-----------------------------------------------------------------------------------------------------------    ------------------
Total Noninterest Income                                   2,051     2,068      2,113     2,317      1,684        8,182     6,070
-----------------------------------------------------------------------------------------------------------    ------------------
     Service Charges on Deposit Accounts                     707       760        707       700        634        2,801     2,587
-----------------------------------------------------------------------------------------------------------    ------------------
     Trust Fees                                              335       321        290       230        273        1,114       918
-----------------------------------------------------------------------------------------------------------    ------------------
     Commission Income                                       228       228        184       277        186          875       817
-----------------------------------------------------------------------------------------------------------    ------------------
     Gain on Sale of Loans                                   192       210        618       462        364        1,654     1,036
-----------------------------------------------------------------------------------------------------------    ------------------
     Realized Gains (Losses) on Securities                   132        (4)        --       171         (5)         162       203
-----------------------------------------------------------------------------------------------------------    ------------------
     Unrealized Gains (Losses) on Trading Securities
          Associated with Directors' Deferred Comp Plan       66       197         31       217        (25)         420      (361)
-----------------------------------------------------------------------------------------------------------    ------------------
     Other Operating Income                                  391       356        283       260        257        1,156       870
-----------------------------------------------------------------------------------------------------------    ------------------
Total Noninterest Expense                                  4,179     4,134      4,124     4,322      3,705       16,285    13,931
-----------------------------------------------------------------------------------------------------------    ------------------
     Salaries & Wages                                      1,704     1,544      1,664     1,528      1,527        6,263     5,995
-----------------------------------------------------------------------------------------------------------    ------------------
     Commissions & Incentive Compensation                    379       278        393       494        350        1,515     1,230
-----------------------------------------------------------------------------------------------------------    ------------------
     Employee Benefits                                       470       443        429       429        373        1,674     1,317
-----------------------------------------------------------------------------------------------------------    ------------------
     Premises & Equipment                                    627       634        594       567        638        2,433     2,382
-----------------------------------------------------------------------------------------------------------    ------------------
     Advertising                                             149       131        151       162        127          571       584
-----------------------------------------------------------------------------------------------------------    ------------------
      Legal Fees                                             127       150        177       147        101          575       143
-----------------------------------------------------------------------------------------------------------    ------------------
     Appreciation (Depreciation) in Directors'
-----------------------------------------------------------------------------------------------------------    ------------------
         Deferred Compensation Plan                           74       212         38       238        (19)         469      (290)
-----------------------------------------------------------------------------------------------------------    ------------------
     Other Operating Expenses                                649       742        677       757        608        2,785     2,570
-----------------------------------------------------------------------------------------------------------    ------------------
Income Before Income Tax                                   2,414     2,356      2,418        49      2,294        7,117     9,115
-----------------------------------------------------------------------------------------------------------    ------------------
Income Tax Expense (Benefit)                                 761       751        779      (213)       746        2,063     3,017
-----------------------------------------------------------------------------------------------------------    ------------------
Net Income After Tax & Before Extraordinary Items          1,653     1,605      1,639       262      1,548        5,054     6,098
-----------------------------------------------------------------------------------------------------------    ------------------
Extraordinary Items                                           --        --         --        --         --           --        --
-----------------------------------------------------------------------------------------------------------    ------------------
Net Income                                              $  1,653  $  1,605   $  1,639  $    262   $  1,548     $  5,054  $  6,098
-----------------------------------------------------------------------------------------------------------    ------------------

-----------------------------------------------------------------------------------------------------------    ------------------
Basic Earnings Per Share                                $   0.27  $   0.26   $   0.27  $   0.04   $   0.25     $   0.83  $   1.00
-----------------------------------------------------------------------------------------------------------    ------------------
Diluted Earnings Per Share                                  0.27      0.26       0.27      0.04       0.25         0.83      1.00
-----------------------------------------------------------------------------------------------------------    ------------------

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                   -------------------------------------------------------     ---------------------
                                                                          Quarters Ended                            Years Ended
                                                   -------------------------------------------------------     ---------------------
           ASSET QUALITY                            Mar 2004    Dec 2003   Sept 2003 June 2003   Mar 2003      Dec 2003     Dec 2002
----------------------------------------------------------------------------------------------------------     ---------------------
Net Charge-Offs                                    $     323   $   1,632  $      37  $   1,534  $      299    $   3,502    $   1,358
----------------------------------------------------------------------------------------------------------     ---------------------
OREO Expenses (Gains)                                    (15)          9         59         43          10          121          101
----------------------------------------------------------------------------------------------------------     ---------------------
    Total Credit Charges                           $     308   $   1,641  $      96  $   1,577  $      309    $   3,623    $   1,459
----------------------------------------------------------------------------------------------------------     ---------------------

----------------------------------------------------------------------------------------------------------     ---------------------

----------------------------------------------------------------------------------------------------------     ---------------------
Nonperforming Loans                                $   5,683   $   6,189  $   8,919  $   7,999  $    8,047    $   6,189    $   4,057
----------------------------------------------------------------------------------------------------------     ---------------------
OREO                                                     346         534        548        245         258          534          110
----------------------------------------------------------------------------------------------------------     ---------------------
      Nonperforming Assets                             6,029       6,723      9,467      8,244       8,305        6,723        4,167
----------------------------------------------------------------------------------------------------------     ---------------------
90 Day Past Due Loans net of Nonperforming Loans         734         173        346        407       1,889          173          588
----------------------------------------------------------------------------------------------------------     ---------------------
      Nonperforming Assets+ 90 day PD/Assets       $   6,763   $   6,896  $   9,813  $   8,651  $   10,194    $   6,896    $   4,755
----------------------------------------------------------------------------------------------------------     ---------------------


           RATIO ANALYSIS - CREDIT QUALITY*
----------------------------------------------------------------------------------------------------------     ---------------------
NCO/Loans                                              0.29%       1.54%      0.04%      1.48%       0.30%        0.82%        0.35%
----------------------------------------------------------------------------------------------------------     ---------------------
Credit Charges/Loans & OREO                            0.28%       1.54%      0.09%      1.52%       0.31%        0.85%        0.37%
----------------------------------------------------------------------------------------------------------     ---------------------
Nonperforming Loans/Loans                              1.29%       1.46%      2.17%      1.93%       2.00%        1.46%        1.04%
----------------------------------------------------------------------------------------------------------     ---------------------
Nonperforming Assets/Loans &OREO                       1.37%       1.58%      2.31%      1.99%       2.07%        1.58%        1.06%
----------------------------------------------------------------------------------------------------------     ---------------------
Nonperforming Assets/Assets                            1.01%       1.14%      1.68%      1.44%       1.50%        1.14%        0.78%
----------------------------------------------------------------------------------------------------------     ---------------------
Nonperforming Assets+ 90 day PD/Assets                 1.13%       1.17%      1.74%      1.51%       1.84%        1.17%        0.89%
----------------------------------------------------------------------------------------------------------     ---------------------
Reserve/Nonperforming Loans                           88.46%      81.10%     70.03%     73.48%      58.16%       81.10%      112.74%
----------------------------------------------------------------------------------------------------------     ---------------------
Reserve/Total Loans                                    1.14%       1.18%      1.52%      1.42%       1.16%        1.18%        1.17%
----------------------------------------------------------------------------------------------------------     ---------------------
Equity & Reserves/Nonperforming Assets               851.07%     749.58%    543.22%    614.22%     598.00%      749.58%     1171.99%
----------------------------------------------------------------------------------------------------------     ---------------------
OREO/Nonperforming Assets                              5.74%       7.94%      5.79%      2.97%       3.11%        7.94%        2.64%
----------------------------------------------------------------------------------------------------------     ---------------------

           RATIO ANALYSIS - CAPITAL ADEQUACY *
----------------------------------------------------------------------------------------------------------     ---------------------
Equity/Assets                                          7.75%       7.70%      8.00%      7.80%       8.13%        7.70%        8.30%
----------------------------------------------------------------------------------------------------------     ---------------------
Equity/Loans                                          10.50%      10.69%     11.02%     10.81%      11.19%       10.69%       11.31%
----------------------------------------------------------------------------------------------------------     ---------------------

           RATIO ANALYSIS - PROFITABILITY
----------------------------------------------------------------------------------------------------------     ---------------------
Return on Average Assets                               1.13%       1.11%      1.14%      0.19%       1.15%        0.90%        1.17%
----------------------------------------------------------------------------------------------------------     ---------------------
Return on Average Equity                              14.46%      13.99%     14.36%      2.34%      14.00%       11.18%       14.32%
----------------------------------------------------------------------------------------------------------     ---------------------
Net Interest Margin (tax-equivalent)                   3.72%       3.72%      3.72%      3.76%       3.92%        3.78%        4.02%
----------------------------------------------------------------------------------------------------------     ---------------------

   *  Based on period end numbers